UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

Current Report Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 20, 2020

ART’S-WAY MANUFACTURING CO., INC.

(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

000-05131	42-0920725
(Commission File Number)	(IRS Employer
Identification No.)
5556 Highway 9 Armstrong, Iowa 50514
(Address of principal executive offices) (Zip Code)

(712) 864-3131
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock $.01 par value	ARTW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company     ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement.

On April 20, 2020, Art’s-Way Manufacturing Co., Inc. (the “Company”) obtained a loan in the amount of $1,242,900 from Bank Midwest in connection with the U.S. Small Business Administration’s Paycheck Protection Program (the “PPP Loan”). Pursuant to the Paycheck Protection Program, all or a portion of the PPP Loan may be forgiven if the Company uses the proceeds of the PPP Loan for its payroll costs and other expenses in accordance with the requirements of the Paycheck Protection Program. The Company intends to use the proceeds of the PPP Loan for payroll costs and other covered expenses and intends to seek full forgiveness of the PPP Loan as soon as permitted under the Paycheck Protection Program.

If the PPP Loan is not fully forgiven, the Company will remain liable for the full and punctual payment of the outstanding principal balance plus accrued and unpaid interest. The PPP Loan accrues interest at a rate per annum equal to 1.00% and an initial payment of accrued and unpaid interest is due on April 20, 2021. The outstanding principal balance plus accrued and unpaid interest is due on April 20, 2022. The PPP Loan is unsecured. The PPP Loan may be prepaid at any time prior to maturity with no prepayment penalties. The Promissory Note contains events of default and other provisions customary for a loan of this type.

The PPP Loan is governed by the terms of a Promissory Note, dated April 20, 2020, entered into between the Company and Bank Midwest. The foregoing description of the Promissory Note does not purport to be a complete description of the rights and obligations of the parties thereunder and is qualified in its entirety by reference to the full text of the Promissory Note, filed herewith as Exhibit 10.1 and incorporated by reference herein.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The disclosures set forth under Item 1.01 of this Form 8-K are incorporated by reference in this Item 2.03.

Item 9.01	Financial Statements and Exhibits.

(a)	Financial statements: None

(b)	Pro forma financial information: None

(c)	Shell Company Transactions: None

(d)	Exhibits:

10.1	Promissory Note, between Bank Midwest and Art’s-Way Manufacturing Co., Inc., dated April 20, 2020.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 22, 2020

ART’S-WAY MANUFACTURING CO., INC.

/s/ Michael W. Woods
Michael W. Woods
Chief Financial Officer